UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2022

GESHER I ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40897	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hagag Towers, North Tower, Floor 24

Haarba 28, Tel Aviv, Israel

(Address of Principal Executive Offices) (Zip Code)

(212) 993-1562

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GIACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	GIAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	GIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of the financial statements as of September 30, 2022 for Gesher I Acquisition Corp. (the “Company”), management identified errors made in the Company’s historical financial statements related to properly recording and accruing expenses.

In April 2022, the Company entered into an agreement with a vendor for a written Fairness Opinion (“Opinion”) in relation to the business combination agreement that was entered into on May 31, 2022 with Freightos Limited. The Opinion was delivered in May 2022 but the fee was not properly recorded in accordance with Generally Accepted Accounting Principles in the United States of America. This resulted in a misstatement of the previously reported balances included in the Company’s Quarterly Report on Form 10-Q for the three and nine months ended June 30, 2022 as filed with the SEC on August 15, 2022.

Based on the foregoing, on December 5, 2022, management of the Company and the Audit Committee of the Board of Directors of the Company determined that the Company’s previous quarterly report on Form 10-Q for the quarter ended June 30, 2022 (the “Affected Period”) should no longer be relied upon. As a result, the Company is amending its Quarterly Report on Form 10-Q for the three and nine months ended June 30, 2022 to reflect the restatement.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, its independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2022

GESHER I ACQUISITION CORP.

By:	/s/ Ezra Gardner
Name:	Ezra Gardner
Title:	Chief Executive Officer

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